UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  May 17, 2006
                Date of Report (Date of earliest event reported)

                               DIODES INCORPORATED
             (Exact name of registrant as specified in its charter)

        Delaware                      1-5740                  95-2039518
     (State or other         (Commission File Number)      (I.R.S. Employer
     jurisdiction of                                      Identification Number)
     incorporation)

           3050 East Hillcrest Drive
          Westlake Village, California                     91362
   (Address of principal executive offices)              (Zip Code)

                                 (805) 446-4800
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01           Regulation FD Disclosure.

      On May 17, 2006, Diodes Incorporated held its 2006 Annual Shareholder Meeting. A copy of Dr. Keh-Shew Lu's remarks is attached as Exhibit 99.1.

      The information in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1984, except as shall be expressly set forth by specific reference in such filing.


Item 9.01         Financial Statements and Exhibits.

(c)  Exhibits

                  Exhibit 99.1 - Remarks by Dr. Keh-Shew Lu dated May 17, 2006


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   May 17, 2006                   DIODES INCORPORATED

                                        By /s/ Carl C. Wertz
                                        CARL C. WERTZ
                                        Chief Financial Officer


                                  EXHIBIT INDEX

Exhibit                                  Description
Number

99.1     Remarks by Dr. Keh-Shew Lu, dated May 17, 2006